UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022 (December 19, 2022)

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, of URI	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated
By-Laws

Effective as of December 19, 2022, the Board of Directors of United Rentals, Inc. (the “Company”) approved an amendment and restatement of the Company’s by-laws
(as amended and restated, the “Third Amended and Restated
By-Laws”)
to update certain procedures and advance notice disclosure requirements relating to the nomination of directors by stockholders, including, among other things:

•	the requirement that a nominating stockholder comply with Rule 14a-19 of the Securities Exchange Act of 1934 (which requires the use of universal proxy cards in contested director elections);

•	additional disclosure obligations with respect to the nominating stockholder and its director nominees under the Company’s advance notice by-laws; and

•
the requirement that a nominating stockholder, upon the Company’s request, provide reasonable evidence that such stockholder has solicited proxies from holders of at least 67% of the voting power of all shares of the Company entitled to vote on the election of directors.

The foregoing description of the amendment and restatement of the Company’s by-laws
does not purport to be complete and is qualified in all respects by reference to the text of the Third Amended and Restated
By-Laws,
a copy of which is filed as Exhibit 3.1 to this Current Report on Form
8-K
and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated By-Laws of United Rentals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED RENTALS, INC.

Dated: December 20, 2022	By:	/s/ Joli Gross
	Name:	Joli Gross
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Joli Gross
	Name:	Joli Gross
	Title:	Senior Vice President, General Counsel and Corporate Secretary